Exhibit 10.1

FOURTH AMENDMENT TO CREDIT AGREEMENT

This FOURTH AMENDMENT TO CREDIT AGREEMENT (the “Amendment”), dated this 20 day of July, 2011, is by and among SL INDUSTRIES, INC., a New Jersey corporation (“Parent Borrower”), the Subsidiaries of the Parent Borrower party hereto (each a “Subsidiary Borrower” and collectively, the “Subsidiary Borrowers” and together with the Parent Borrower, each a “Borrower” and collectively, the “Borrowers”), the lenders party hereto (the “Lenders”), and BANK OF AMERICA, N.A., a national banking association (acting in its capacity as administrative agent for the Lenders, the “Agent”).

BACKGROUND

A.           Pursuant to that certain Amended and Restated Revolving Credit Agreement entered into as of October 23, 2008, by and among the Borrowers, the Lenders, and the Administrative Agent, as amended by a First Amendment and Waiver under Credit Agreement, dated August 12, 2009, a Second Amendment to Credit Agreement, dated November 19, 2010, and a Third Amendment to Credit Agreement, dated March 28, 2011 (as amended, modified, restated or otherwise supplemented from time to time, the “Credit Agreement”), the Lenders agreed, inter alia, to extend to the Borrowers a revolving credit facility of Forty Million Dollars ($40,000,000).

B.           The Borrowers have requested, and the Lenders have agreed, upon the terms and subject to the conditions set forth herein, to: (i) extend the Maturity Date of the Credit Agreement to July 1, 2012; and (ii) make certain amendments to the Applicable Margin and the Commitment Fee Margin.

NOW, THEREFORE, for value received, and in consideration of Loans made or to be made, and other credit accommodations given or to be given, to the Borrowers by the Lenders from time to time, each Borrower, each Lender and the Agent hereby agree as follows:

1.            Definitions.  Except as expressly set forth herein, all capitalized terms used and not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

2.            Amendment to Section 11.1 of the Credit Agreement. The definition of “Maturity Date” in Section 11.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Maturity Date” means July 1, 2012.

3.            Amendment to Section 11.1 of the Credit Agreement. The table set forth in the definition of “Applicable Margin” in Section 11.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

Tier	If the Total Leverage Ratio is:	Then the Applicable Margin is
		LIBOR Rate+	Base Rate+
1	Less than or equal to 1.50 to 1.00	1.50%	0.00%
2	Greater than 1.50 to 1.00, but less than or equal to 2.50 to 1.00	2.00%	0.25%
3	Greater than 2.50 to 1.00, but less than or equal to 3.00 to 1.00	2.50%	0.50%
4	Greater than 3.00 to 1.00	3.00%	0.75%

4.           Amendment to Section 11.1 of the Credit Agreement. The table set forth in the definition of “Commitment Fee Margin” in Section 11.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

Tier	If the Total Leverage Ratio is:	Then the Commitment Fee Margin is
1	Less than or equal to 1.50 to 1.00	0.35%
2	Greater than 1.50 to 1.00, but less than or equal to 2.50 to 1.00	0.40%
3	Greater than 2.50 to 1.00, but less than or equal to 3.00 to 1.00	0.45%
4	Greater than 3.00 to 1.00	0.50%

5.            Restatement of Schedule A of the Credit Agreement.  Schedule A of the Credit Agreement is amended and restated in its entirety by Schedule A attached hereto.

6.            No Waiver.  No Default or Event of Default exists immediately before or immediately after the date hereof.  Nothing in this Amendment nor any communication between the Agent, any Lender, the Loan Parties or any of their respective officers, agents, employees or representatives shall be deemed to constitute a waiver of:  (i) any Default or Event of Default arising as a result of the foregoing representation proving to be false or incorrect in any material respect; or (ii) any rights or remedies which the Agent or any Lender has against the Loan Parties under the Credit Agreement or any other Loan Document and/or applicable law, with respect to any such Default or Event of Default arising as a result of the foregoing representation proving to be false or incorrect in any material respect.

7.            Representations and Warranties.  Each of the Borrowers hereby represents and warrants to the Agent and the Lenders that:  (i) the representations and warranties set forth in the Credit Agreement are true and correct in all material respects as of the date hereof; (ii) there is no Default or Event of Default under the Credit Agreement; (iii) each Borrower has the corporate or limited liability company power necessary to execute, deliver this Amendment, to the extent each is a party thereto; and (iv) the execution, delivery and performance of this Amendment have been duly authorized by the applicable governing body of each Borrower, and when executed, this Amendment will constitute the valid, binding and enforceable obligations of each Borrowers.

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8.            Further Agreements and Representations.  Each of the Borrowers hereby, jointly and severally:

(a)           ratifies, confirms and acknowledges that the Credit Agreement, as amended hereby, and all other Loan Documents continue to be valid, binding and in full force and effect as of the date hereof, and enforceable in accordance with their terms;

(b)           covenants and agrees to perform all of their respective obligations under the Credit Agreement, as amended hereby, and all other Loan Documents;

(c)           acknowledges and agrees that as of the date hereof, no Borrower has any defense, set-off, counterclaim or challenge against the payment of any sums owing to the Agent or the Lenders or the enforcement of any of the terms of the Credit Agreement, as amended hereby, or any of the other Loan Documents;

(d)           acknowledges and agrees that all Loans presently or hereafter outstanding under the Loan Documents shall continue to be secured by the Collateral;

(e)           acknowledges and agrees that this Amendment does not constitute a novation of the Loans;

(f)            ratifies, confirms and continues all rights and remedies granted to the Agent and the Lenders in the Loan Documents; and

(g)           ratifies and confirms all waivers made by the Borrowers in the Loan Documents.

9.           Conditions to Effectiveness of this Amendment.  The Agent’s and the Lenders’ obligations hereunder are conditioned upon the satisfaction by the Borrowers of the following conditions precedent:

(a)           receipt by the Agent of this Amendment, duly executed by each of the Borrowers and Lenders;

(b)           receipt by each Lender of an amendment fee equal to ten basis points (0.10%) multiplied by such Lender’s Commitment;

(c)           receipt by the Agent of such additional agreements, instruments, documents, writings and actions as the Agent and the Lenders may reasonably request; and

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(d)           receipt by the Agent of all fees, costs and expenses, including reasonable fees of counsel to Agent.

10.           Miscellaneous.

(a)           No reference to this Amendment need be made in the Credit Agreement or in any other Loan Document.

(b)           This Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that no Loan Party shall assign its rights or obligations under this Amendment.

(c)           This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania without reference to the choice of law doctrine of the Commonwealth of Pennsylvania.

(d)           This Amendment may be executed in any number of counterparts with the same effect as if all the signatures on such counterparts appeared on one document and each such counterpart shall be deemed an original.  Any signature on this Amendment, delivered by any party by facsimile transmission shall be deemed to be an original signature thereto.

(e)           To the extent of any inconsistency between the terms and conditions of this Amendment and the terms and conditions of the Loan Documents, the terms and conditions of this Amendment shall prevail.  All terms and conditions of the Credit Agreement and any other Loan Documents not inconsistent herewith shall remain in full force and effect.

(f)           This Amendment is the entire agreement between the parties relating to the subject matter hereof, incorporates or rescinds all prior agreements and understandings between the parties hereto relating to the subject matter hereof, cannot be changed or terminated orally or by course of conduct, and shall be deemed effective as of the date it is accepted by the Agent.

(g)           Except as expressly set forth herein, neither the execution, delivery or performance of this Amendment, nor anything contained herein, shall be construed as or shall operate as a course of conduct, course of dealing or a consent to or waiver of any provision of, or any right, power or remedy of the Agent or any Lender under, the Credit Agreement and the agreements and documents executed in connection therewith.

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IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to Credit Agreement to be duly executed as of the date first above written.

Parent Borrower:

SL INDUSTRIES, INC.

By:	/s/ Louis J. Belardi
Name:	Louis J. Belardi
Title	Chief Financial Officer

Subsidiary Borrowers:

SL DELAWARE, INC.
SL DELAWARE HOLDINGS, INC.
MTE CORPORATION
RFL ELECTRONICS INC.
SL MONTEVIDEO TECHNOLOGY, INC.
CEDAR CORPORATION
TEAL ELECTRONICS CORPORATION
MEX HOLDINGS LLC
SL POWER ELECTRONICS CORPORATION
SLGC HOLDINGS, INC.
SL AUBURN, INC.
SL SURFACE TECHNOLOGIES, INC.

By:	/s/ Louis J. Belardi
Name:	Louis J. Belardi
Title	Authorized Officer

[Signature page to Fourth Amendment to Credit Agreement]

BANK OF AMERICA, N.A., in its capacity as Agent

By:	/s/ Andrew Richards
Name:	Andrew Richards
Title	SVP

[Signature page to Fourth Amendment to Credit Agreement]

BANK OF AMERICA, N.A., in its capacity as a Lender

By:	/s/ Andrew Richards
Name:	Andrew Richards
Title	SVP

[Signature page to Fourth Amendment to Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Denise V. Monahan
Name:	Denise V. Monahan
Title	Senior Vice President

[Signature page to Fourth Amendment to Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Barbara Martinelli
Name:	Barbara Martinelli
Title:	Senior Vice President

[Signature page to Fourth Amendment to Credit Agreement]

Schedule A

Lenders and Commitments

Lender	Commitment
Bank of America, N.A.	$20,000,000
PNC Bank, National Association	$10,000,000
Wells Fargo Bank, National Association	$10,000,000